Exhibit 99.1

For Immediate Release

Carrier Completes Acquisition of Viessmann Climate Solutions

Marks significant milestone in Carrier’s transformation as the global leader in intelligent climate and energy solutions

PALM BEACH GARDENS, Fla., Jan. 2, 2024 – Carrier Global Corporation (NYSE: CARR) announced today that it has completed its acquisition of Viessmann Climate Solutions from the Viessmann Group. The transaction marks another meaningful step forward in Carrier’s portfolio transformation, further strengthening the company’s global leadership position in intelligent climate and energy solutions.

The combination adds a premier brand with a differentiated direct-to-installer channel model and a key leading provider of highly efficient and renewable climate solutions with a 100+ year record of innovation and sustainability to Carrier’s existing portfolio. Viessmann Climate Solutions’ highly talented 12,000 team members further strengthen Carrier’s position as the leading HVAC provider globally, now positioning Carrier in the fast-growing Residential and Light Commercial (RLC) space in Europe. Thomas Heim, who previously led Viessmann Climate Solutions, will lead Carrier RLC HVAC in Europe, the Middle East and Africa, which includes Viessmann Climate Solutions and Carrier’s RLC business in the region, including Riello.

“The combination with Viessmann Climate Solutions creates the most comprehensive and differentiated suite of sustainable climate technologies and services in the industry today,” said Carrier Chairman & CEO David Gitlin. “The transaction, together with the planned exits of our Fire & Security and Commercial Refrigeration businesses, will transform Carrier’s business into a higher growth business with a clear focus and mandate on global leadership in intelligent climate and energy solutions.”

Effective immediately, Max Viessmann, CEO of Viessmann Group, joins Carrier’s Board of Directors. “I look forward to working closely with Dave and his leadership team as well as my fellow Board Directors, to build a future-proof, truly global, climate champion,” said Viessmann. “I could not be more excited about this combination, which lays the perfect basis to capture growth opportunities and maximize impact for generations to come.”

The addition of Viessmann Climate Solutions positions Carrier as a digitally enabled, scalable, end-to-end sustainable climate and energy solutions provider that addresses all heating, cooling, renewables, solar PV, battery storage and energy management needs for the home.

About Carrier
Carrier Global Corporation, global leader in intelligent climate and energy solutions, is committed to creating solutions that matter for people and our planet for generations to come. From the beginning, we've led in inventing new technologies and entirely new industries. Today, we continue to lead because we have a world-class, diverse workforce that puts the customer at the center of everything we do. For more information, visit corporate.carrier.com or follow Carrier on social media at @Carrier.

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Cautionary Statement
This communication contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for Carrier's future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident," "scenario" and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to the anticipated impacts and benefits of our portfolio transformation transactions including our acquisition and integration of Viessmann Climate Solutions, plans, strategies or transactions of Carrier, and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier's reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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